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                                                                     EXHIBIT 1.1

                        __________ Shares of Common Stock

                         ELECTRO-OPTICAL SCIENCES, INC.


                         FORM OF UNDERWRITING AGREEMENT

                               ____________, 2005

Ladenburg Thalmann & Co. Inc.
A Representative of the Several Underwriters
590 Madison Avenue
New York, New York 10022

And

Stanford Group Company
A Representative of the Several Underwriters
201 South Biscayne Boulevard
12th Floor
Miami, Florida 33131

Ladies/Gentlemen:

         Electro-Optical Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of ________ shares (the "Firm Shares") of its common stock, par value $.001 per share (the "Common Stock") and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional _________ shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares." The Shares are more fully described in the Registration Statement and Prospectus referred to below. Ladenburg Thalmann & Co. Inc. ("Ladenburg") and Stanford Group Company ("Stanford Group") are acting as the co-lead managers (the "Co-Lead Managers") in connection with the offering and sale of the Shares contemplated herein (the "Offering").

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

            (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-___________), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the
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Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed under the Securities Act with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the "Rules and Regulations"), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The final prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective and the prospectus supplement relating to the offering of the Shares, are collectively hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

            (b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act ("Rule 434"), when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in


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light of the circumstances under which they were made, not misleading. When any
Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Ladenburg specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the material included under the caption "Underwriting" in the Prospectus and the last paragraph on the front cover page concerning the delivery of the Shares (the "Underwriters' Information").

            (c) Eisner LLP ("Eisner"), who has certified certain of the financial statements of the Company that are included or incorporated by reference in the Registration Statement, are an independent public accounting firm as required by the Securities Act, the Exchange Act and the Rules and Regulations. Eisner has not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

            (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting:
(i) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company, individually or taken as a whole (other than losses as disclosed in the Registration Statement and the Prospectus that will continue reduce stockholders equity); (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a "Material Adverse Effect"). Since the date of the latest balance sheet presented, or incorporated by reference, in the Registration Statement and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

            (e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column headed "Actual" under the caption "Capitalization"


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and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed "As Adjusted" under the caption "Capitalization," except for the shares of capital stock specifically excluded from such presentation as disclosed in the Registration Statement and the Prospectus. All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company any Common Stock or other security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

            (f) The Shares have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company upon issuance or sale of Shares in the Offering. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, the Company does not have outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

            (g) Except as otherwise disclosed in the Registration Statement and the Prospectus, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. The Company does not have any subsidiaries (as defined in Rule 405 of the Rules and Regulations).

            (h) The Company has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. The Company is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company, individually or taken as a whole; (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a "Material Adverse Effect").


                                       4
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            (i) Except as disclosed in the Registration Statement and the
Prospectus, the Company has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus, and each such Consent is valid and in full force and effect, and the Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. The Company is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

            (j) The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (k) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties, operations or assets may be bound; (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company; or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

            (l) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation by the Company of the


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transactions contemplated by this Agreement, the Registration Statement and the
Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, which has become effective, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") or NASD Regulation, Inc. ("NASDR") in connection with the purchase and distribution of the Shares by the Underwriters and to list the Shares on The NASDAQ National Market ("NASDAQ"), each of which has been obtained and is in full force and effect.

            (m) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company is a party or of which any property, operations or assets of the Company is the subject which, individually or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect; to the best of the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company could not reasonably be expected to have a Material Adverse Effect.

            (n) The Company's use of proceeds from the Offering hereunder will not violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, and the Company will not use such proceeds, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, to the extent that such Act applies to the Company.

            (o) The financial statements and pro forma data, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein. No other financial statements or supporting schedules are required by the Rules and Regulations to be included in the Registration Statement. The other financial and statistical information derived from the financial statements or supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.


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
            (p) There are no pro forma or as adjusted financial statements which are required by the Rules and Regulations to be included or incorporated by reference in the Registration Statement and the Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and as adjusted financial information included or incorporated by reference in the Registration Statement and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act, the Exchange Act and the Rules and Regulations and includes all adjustments and reconciliations necessary to present fairly in accordance with United States generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified.

            (q) The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein; the related adjustments made in the preparation of such pro forma and as adjusted financial information give appropriate effect to those assumptions; and such pro forma and as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

            (r) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

            (s) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR System. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the outstanding shares of Common Stock (other than the Shares) are listed for quotation on the NASDAQ (as defined in Section 11(b) below), the Shares have been approved for quotation on the NASDAQ upon issuance or sale and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NASDAQ, nor has the Company received any notification that the Commission or the NASDAQ is contemplating terminating such registration or listing.

            (t) The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (u) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") that are currently applicable to the Company and is actively taking steps to ensure that it will be in compliance

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with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

            (v) The Company has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange
Act); the Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Rules and Regulations, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

            (w) Since the date of the filing of the Registration Statement, the Company's auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) have not been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data nor any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

            (x) Since the date of the filing of the Registration Statement, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

            (y) No event or circumstance has occurred or arisen since the date of the filing of the Registration Statement that could reasonably be expected to give rise to a requirement that the Company make additional disclosure on Form 8-K and has not been so disclosed.

            (z) Neither the Company nor, to the Company's knowledge, any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

            (aa) Neither Company nor, to the Company's knowledge, any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, neither Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock

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option plans or the employee compensation plans or pursuant to or in exchange for outstanding options, rights or warrants as described in the Registration Statement and the Prospectus.

            (bb) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect, enforceable against the parties thereto.

            (cc) The Company has complied to the Commission's satisfaction with all requests for additional or supplemental information.

            (dd) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (ee) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

            (ff) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described or filed.

            (gg) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed or amended an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

            (hh) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees or affiliates that may affect the Underwriters' compensation as determined by the NASD.

            (ii) The Company owns or leases all such properties as are necessary to the conduct of its business as presently operated as described in the Registration Statement and the Prospectus. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien") except such as are described in the Registration Statement and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company; and any real property and buildings held under lease or sublease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has not received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company.

            (jj) The Company: (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as now conducted and as described in the Registration Statement and Prospectus and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. Except as disclosed in the Registration Statement and the Prospectus, the Company has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or those products and services described in the Registration Statement and Prospectus. To the knowledge of the Company and except as disclosed in the Registration Statement and the Prospectus, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

            (kk) The Company maintains insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies of a similar size engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties and for similar coverages at a cost that would not have a Material Adverse Effect.

            (ll) The Company has in effect insurance covering the Company, its directors, officers and the Underwriters for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws.

            (mm) The Company has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except where the failure to file or pay could not reasonably be expected to have a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company's federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since date of most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

            (nn) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its principal suppliers, manufacturers, customers or contractors.

            (oo) No "prohibited transaction" (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), "accumulated funding deficiency" (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of

ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan; each employee benefit plan for which the Company would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan"; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

            (pp) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment ("Environmental Law"), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge (without independent investigation or inquiry), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has not agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company.

            (qq) Neither the Company nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law; or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

            (rr) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

            (ss) The Company is not: (i) in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents; (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any lien, charge or encumbrance disclosed in the Registration Statement and the Prospectus.

            (tt) Except as set forth in the Registration Statement and the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, including, without limitation, the United States Food and Drug Administration (the "FDA"), involving the Company or its properties is pending or, to the knowledge of the Company, threatened that:
(i) could materially impede the performance of this Agreement or the consummation of any of the transactions contemplated hereby; or (ii) could have a Material Adverse Effect.

            (uu) The Company has not failed to file with applicable regulatory authorities (including, but not limited to, the FDA) any material statement, report, information or form required by any applicable law, regulation or order. No deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions, except for any such failures to be in compliance or deficiencies which would not, individually and in the aggregate, have a Material Adverse Effect.

            (vv) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Registration Statement and the Prospectus accurately describes the results of such studies, tests and trials in all material respects. Except as disclosed in the Registration Statement and the Prospectus, the Company has not received any notices or correspondence from the FDA or other governmental agency, foreign or domestic, requiring the termination, suspension or material modification of any preclinical or clinical trials conducted by, or on behalf, of the Company or in which the Company has participated.

            (ww) The Company has established a compliance program (including a written compliance policy) to assist the Company and its directors, officers and employees in complying with applicable regulatory agency guidelines (including, without limitation, those regulations and guidelines published by FDA), and to provide compliance policies governing applicable areas for medical device companies.

         Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters' shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         2. Purchase, Sale and Delivery of the Shares.

            (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $_______, the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

            (b) Payment of the purchase price for, and delivery of the Firm Shares in either (i) the form of definitive certificates, issued in such names and in such denominations as Ladenburg may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second full business day preceding the Closing Date (as defined below) or (ii) in accordance with The Depository Trust Company's standard procedures that include the electronic delivery of capital shares, shall be made at the office of Greenberg Traurig, LLP, The Met Life Building, 200 Park Avenue, New York, New York 10166 ("Underwriters' Counsel"), or at such other place as shall be agreed upon by Ladenburg and the Company, at 10:00 A.M., New York City time, on the fifth, or such other time not later than ten business days after such date as shall be agreed upon by Ladenburg and the Company (such time and date of payment and delivery being herein called the "Closing Date").

         Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as Ladenburg may request at least two business days before the Closing Date. The Company will permit Ladenburg to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

            (c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to ________ Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the forty-fifth (45th) day following the date of the Prospectus, by written notice from Ladenburg to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by Ladenburg, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as Ladenburg in its sole discretion shall make.

            (d) Payment of the purchase price for, and delivery of the Additional Shares in either (i) the form of definitive certificates, issued in such names and in such denominations as Ladenburg may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second full business day preceding the Additional Closing Date or (ii) in accordance with The Depository Trust Company's standard procedures that include the electronic delivery of capital shares, shall be made at the office of Underwriters' Counsel, or at such other place as shall be agreed upon by Ladenburg and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 9 hereof), or such other time as shall be agreed upon by Ladenburg and the Company.

         Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as Ladenburg may request at least two business days before the Additional Closing Date. The Company will permit Ladenburg to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

         3. Offering. Upon authorization of the release of the Firm Shares by Ladenburg, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

         4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

            (a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to Ladenburg of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434, and the Prospectus shall not be "materially different" (as such term is used in Rule 434) from the Prospectus included in the Registration Statement at the time it became effective.

         The Company will notify you immediately (and, if requested by Ladenburg, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective; (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information;
(iii) of the Company's intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus; (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act; (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every reasonable effort to avoid the issuance of any such stop order; (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule
434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement to which Ladenburg shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Co-Lead Managers and Underwriters' Counsel with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Co-Lead Managers a reasonable opportunity to review and comment thereon.

            (b) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, the Company will notify you promptly and prepare and file with the Commission, subject to Section 4(a) hereof, an appropriate amendment or supplement (in form and substance reasonably satisfactory to Ladenburg) which will correct such statement or omission or which will effect such compliance and will use its commercially reasonable efforts to have any amendment to the Registration Statement declared effective as soon as possible.

            (c) The Company will promptly deliver to each of you and Underwriters' Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the

Registration Statement and Prospectus or any amendment thereof or supplement thereto, and any documents as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

            (d) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

            (e) The Company will use its commercially reasonable efforts, in cooperation with the Co-Lead Managers, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Co-Lead Managers may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

            (f) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

            (g) During the period of two hundred seventy (270) days from the date of the Prospectus, without the prior written consent of Ladenburg the
Company: (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing; (ii) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex V hereto of each of its officers and directors and its stockholders listed on Schedule II attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares as contemplated by this Agreement and the Company's issuance of Common Stock upon (i) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof (including the Warrant Exchange as described in the Registration Statement and the Prospectus); (ii) the exercise of currently outstanding options; (iii) the exercise of currently outstanding warrants; and (iv) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement and the Prospectus. The Company will not, during such period, file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans or Form S-4 relating to corporate reorganizations or other transactions under Rule 145.

            (h) During the period of five (5) years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to you: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and any subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission). For purposes of this Section 4(h), items filed by the Company with the Commission on EDGAR will be deemed to have been furnished to you on the date of such filing.

            (i) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

            (j) The Company shall cooperate with the Representatives and counsel for the Representatives to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or other foreign laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

            (k) The Company shall engage and maintain, at its expense, an independent, qualified and experienced registrar and transfer agent for the Common Stock (it being understood and agreed that American Stock Transfer and Trust Company so qualifies).

            (l) Prior to the Closing Date, the Company will furnish the Representatives as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

            (m) Upon written request of any Underwriter, the Company shall furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares; (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

            (n) The Company will use its best efforts to list the Shares, subject to notice of issuance, for quotation on the NASDAQ.

            (o) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

            (p) The Company will use its commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

            (q) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

         5. Payment of Expenses.

            (a) The Company agrees to pay all reasonable and accountable out-of-pocket costs, fees and expenses incurred in connection with the performance of its obligations hereunder up to a maximum of $100,000 less any deposits previously paid by the Company to Ladenburg and the lodging and transportation expenses, if any, of any Underwriter incurred in connection with the road show and paid by the Company (the "Expense Cap"), including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the several Underwriters; (iv) all reasonable and accountable out-of-pocket fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors; (v) all reasonable and accountable out-of-pocket costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable and accountable attorneys' fees and expenses incurred by the Company or the Representatives in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws and preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the

Underwriters of such qualifications, registrations and exemptions; (vii) the filing fees incident to, and the reasonable and accountable out-of-pocket fees and expenses of counsel for the Representatives in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares; (viii) the fees and expenses associated with including the Shares on the NASDAQ; (ix) all other fees, costs and expenses as set forth in Item 13 of Part II of the Registration Statement; (x) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Shares, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company or the Representative in connection with the road show presentations and the lodging and transportation expenses of officers of and consultants to the Company incurred in connection with the road show (but excluding the lodging and expenses of the Representatives incurred in connection with the road show); (xi) a nonaccountable expense allowance payable to the Representatives equal to one percent (1%) of the public offering price of the Firm Shares payable on the Closing Date, and (xii) all reasonable and accountable out-of-pocket expenses of the Representatives in connection with due diligence meetings with the investment community. Except as otherwise provided herein, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel, stock transfer taxes on the resale of any Shares by them and any advertising expenses connected with any offers they make.

            (b) On the Closing Date, the Company shall sell to the Representatives for an aggregate of $___, the Underwriters' Warrant entitling the Underwriters to purchase up to an aggregate of _______ shares of the Company's Common Stock, at an exercise price of $______ (subject to adjustment as set forth therein), which shall first become exercisable one year after the Effective Date and shall remain exercisable for a period of four (4) years thereafter. The Underwriters' Warrant shall be subject to certain transfer restrictions and shall be in substantially the form annexed as Annex VI hereto.

         6. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 of any material misstatement or omission, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:

            (a) The Registration Statement shall have become effective and all necessary regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by Ladenburg; if the Company shall have elected to rely upon Rule 430A or Rule 434 under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

            (b) At the Closing Date you shall have received the written opinion of Dreier LLP, counsel for the Company, and William R. Bronner, Esq., General Counsel of the Company, dated the Closing Date addressed to the Underwriters substantially in the forms annexed as Annexes I and II hereto.

            (c) The Company shall have requested and caused: (i) Wilmer Cutler Pickering Hale & Dorr, LLP, special regulatory counsel for the Company, to have furnished to the Underwriters its opinion, dated the Closing Date and addressed to the Underwriters, substantially in the form annexed as Annex III hereto; and
(ii) Rodney Hodgson, registered patent agent for the Company, to have furnished to the Underwriters a certificate, dated the Closing Date, substantially in the form annexed as Annex IV hereto.

            (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be reasonably satisfactory in form and substance to Ladenburg and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as Ladenburg may require, and the Company shall have furnished to Underwriters' Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

            (e) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied; (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in
Section 1 hereof are accurate; (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with; (iv) the Company has not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding; (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission; (vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and the Prospectus pursuant to the Rules and Regulations that have not been included as required; and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting: (X) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company, individually or taken as a whole; (Y) the long-term debt or capital stock of the Company; or (Z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus.

            (f) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from Eisner, independent public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel.

            (g) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company, the effect of which, in any such case described above, is, in the reasonable judgment of Ladenburg, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

            (h) On the Closing Date, the Representatives shall have received the written certificates executed by the Secretary of the Company, dated as of the Closing Date, in the form and substance reasonably satisfactory to the Representatives, certifying as to: (i) the incumbency and the signatures of those officers of the Company executing this Agreement and such other certificates or documents contemplated under this Agreement; (ii) the Certificate of Incorporation and Bylaws of the Company; and (iii) the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and such other certificates or documents contemplated under this Agreement, a copy of such resolutions to be attached to said certificate.

            (i) You shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company and each shareholder listed on Schedule II hereto, in each case substantially in the form annexed as Annex V hereto.

            (j) At the Closing Date, the Shares shall have been approved for quotation, upon notice of issuance, on the NASDAQ.

            (k) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

            (l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

            (m) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be satisfactory in form and substance to Ladenburg and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by Ladenburg at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by Ladenburg at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

         7. Indemnification.

            (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all other reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) directly arise out of or are directly based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof; or (B) in any written materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any road show or investor presentations made to investors by the Company (whether in person or electronically) ("Marketing Materials"); or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that (i) any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Ladenburg expressly for use therein and (ii) a court of competent jurisdiction shall have determined by a final judgment that such loss, liability, claim, damage or expense resulted from any such acts or failures to act undertaken or omitted to be taken by such Underwriter, other than any action or failure to act undertaken at the written request or with the prior written consent of the Company and such action or failure to act is performed in accordance with such request or within the scope of such consent, through its gross negligence, bad faith or willful misconduct. The parties agree that such information provided by or on behalf of any Underwriter through Ladenburg consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement. The foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to such Underwriter in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, liabilities, claims, damages or expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if (i) such Prospectus is true and correct in all material respects, (ii) such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (iii) such loss, liability, claim, damage or expense resulted from failure to deliver such Prospectus.

            (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all other reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) directly arise out of or are directly based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or directly arise out of or are directly based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Ladenburg specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through Ladenburg consists solely of the material referred to in the last sentence of Section 1(b) hereof.

            (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7, except to the extent that it is prejudiced as a result thereof). Each indemnified party, as a condition to the indemnity agreements contained in subsection (a) or (b) above, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of such claim or action. In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action; (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action; (iii) the indemnifying party does not diligently defend the action after the assumption of the defense; or (iv) such indemnified party or parties shall have reasonably concluded (based on advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (it being understood, however, that the Company shall not be liable for the expenses of more than one separate law firm for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction). No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (B) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

         8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8;
(i) no Underwriter shall be required to contribute any amount in excess of the discounts and commissions applicable to the Shares underwritten by it and distributed to the public and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise, except to the extent such failure prejudiced such party. The obligations of the Underwriters to contribute pursuant to this
Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

         9. Underwriter Default.


            (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by Ladenburg pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as Ladenburg in its sole discretion shall make.

            (b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, Ladenburg may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default Ladenburg does not arrange for the purchase of the Default Shares as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8 and 10) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

            (c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, Ladenburg or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

         10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 10, 11, 12 and 14 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

         11. Effective Date of Agreement; Termination.

            (a) This Agreement shall become effective upon the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 5, 7, 8 and 12 through 19, inclusive, shall remain in full force and effect at all times after the execution hereof.

            (b) Ladenburg shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the reasonable opinion of Ladenburg will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) trading on NASDAQ shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by the State of New York or any federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; (iv) in the reasonable judgment of Ladenburg a Material Adverse Effect has occurred since the date of the Prospectus; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the reasonable judgment of Ladenburg, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

            (c) Any notice of termination pursuant to this Section 11 shall be in writing and delivered pursuant to Section 12 hereof.

            (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to (i) notification by Ladenburg as provided in Section 11(a) hereof or (ii) Section 9(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by Ladenburg, reimburse the Underwriters for all reasonable and accountable out-of-pocket expenses (including the reasonable and accountable fees and expenses of their counsel), incurred by the Underwriters in connection herewith up to the Fee Cap.

         12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

            (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Ladenburg Thalmann & Co. Inc., 590 Madison Avenue, New York, New York 10022, Attention: Jonathan Burklund, Managing Director, with a copy to Underwriter's Counsel (which shall not constitute notice hereunder) at Greenberg Traurig, P.A. 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, Florida 33301, Attention: David C. Peck, Esq.; or

            (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel (which notice to such counsel shall not constitute notice hereunder) at the addresses set forth in the Registration Statement, Attention: Joseph V. Gulfo, M.D., President and Chief Executive Officer, and Valerie A. Price, Esq.;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Ladenburg, which address will be supplied to any other party hereto by Ladenburg upon request. Any such notices and other communications shall take effect at the time of receipt thereof. Any change of address for receipt of communications hereunder by any party shall be made by giving written notice in accordance with this Section 12 to the other parties.

         13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

         14. Governing Law and Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND TO BE FULLY PERFORMED IN SUCH STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. The Company and each of the Underwriters irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"); (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court; (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein; (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

         15. Severability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         16. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof (including, without limitation, that certain agreement between the Company and Ladenburg dated April 12, 2005). This Agreement may not be amended or modified unless in writing signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

         17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

         18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         19. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                            Very truly yours,


                                            ELECTRO-OPTICAL SCIENCES, INC.






                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


Accepted as of the date first above written on behalf of themselves and the other Underwriters named in Schedule I hereto

LADENBURG THALMANN & CO. INC.







By:
   ---------------------------------------
   Name:
   Title:




STANFORD GROUP COMPANY




By:
   ---------------------------------------
   Name:
   Title:

                                   SCHEDULE I

                                                                Number of Additional
                                      Total Number of Firm      Shares to be Purchased if
Underwriter                           Shares to be Purchased    Option is Fully Exercised
-----------                           ----------------------    -------------------------
Ladenburg Thalmann & Co. Inc.
Stanford Group Company





                         Total......
                                      ----------------------    -------------------------

                                   SCHEDULE II


1.       Allen & Company Incorporated
2.       Allen & Company LLC
3.       Arcadian Venture Partners, LP
4.       Margaret L. Bishop Trust (Dan W. Lufkin, trustee)
5.       Sidney Braginsky
6.       Patricia Siders Brilliant
7.       Stanley Brilliant
8.       William R. Bronner
9.       Caremi Partners Ltd. (beneficial holder, Donald Sussman)
10.      Breaux Castleman
11.      George C. Chryssis
12.      Martin D. Cleary
13.      Eric S. Dobkin
14.      Double D Venture Fund, LLC
15.      Marek Elbaum
16.      Abigail Lufkin Living Trust (Dan W. Lufkin, trustee)
17.      Alison Lufkin Living Trust (Dan W. Lufkin, trustee)
18.      Dan W. Lufkin & Associates
19.      Elise G.B. Lufkin Living Trust (Dan W. Lufkin, trustee)
20.      Michael Greenebaum
21.      Joseph V. Gulfo, M.D.
22.      Dina Gutkowicz-Krusin
23.      Adam Jacobs
24.      Jon Klippel
25.      Karen Krumeich
26.      George Lind
27.      Dan W. Lufkin
28.      Theodore Shultz
29.      Gerald Wagner, Ph.D.

                                     ANNEX I

                       Form of Opinion of Company Counsel

            1. The Company has been duly organized and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus.

            2. The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are not in violation of or subject to any preemptive or, to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof. The Shares and the Underwriters' Warrant to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized and, when delivered in accordance with the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof, and the shares of Common Stock for which the Underwriters' Warrant is exercisable at the initial exercise price has been duly authorized and, when issued and delivered in the manner contemplated by the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof. The Common Stock, the Firm Shares, the Additional Shares and the Underwriters' Warrant conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

            3. The Common Stock currently outstanding is listed, and the Shares and shares of Common Stock for which the Underwriters' warrant is exercisable are duly authorized for listing on the NASDAQ National Market.

            4. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            5. To the knowledge of such counsel and other than as set forth in the Prospectus, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of such counsel, no such proceedings are threatened or contemplated.

            6. The execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated by Underwriting Agreement, the Registration Statement and the Prospectus do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which the Company is a party or by which any of the Company or its properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company, or, to the knowledge, after due inquiry, of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body.

            7. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion); (2) such as have been made or obtained under the Securities Act and
(3) such as are required by the NASD.

            8. The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations.

            9. The statements under the captions "_____________", "_____________", "_____________", "_____________", "_____________",
"_____________", "Description of Capital Stock" and "Underwriting" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

            10. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            11. The Registration Statement is effective under the Securities Act, and, to the knowledge, after due inquiry, of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A under the Securities Act have been made.

            12. The Company has full right, power and authority to execute and deliver this Agreement, the Shares and the Underwriters' Warrant and to perform its obligations hereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement, the Shares and the Underwriters' Warrant and consummation of the transactions contemplated by Underwriting Agreement, the Registration Statement and the Prospectus and as described in the Registration Statement and the Prospectus have been duly and validly taken.

            13. To the knowledge, after due inquiry, of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

            14. The Company is not in violation of its respective charter or by-laws and, to the knowledge of such counsel after due inquiry, the Company is not in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, individually or taken as a whole, to which the Company is a party or by which the Company or its property is bound.

            15. The Company has not violated any environmental law, any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

            16. The Company has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; each such authorization is valid and in full force and effect and the Company is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization; and such authorizations contain no restrictions that are burdensome to the Company; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

            17. Except as set forth in the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, including, without limitation, the United States Food and Drug Administration (the "FDA"), involving the Company or its or its properties is pending or, to the knowledge of such counsel, threatened that (i) could have a material adverse effect on the performance of the Underwriting Agreement or the consummation of any of the transactions contemplated hereby or
(ii) could have a Material Adverse Effect.

            18. Except as set forth in the Prospectus, (A) the Company possesses all permits, licenses, provider numbers, certificates, approvals, consents, orders, certifications and other authorizations (collectively, "Governmental Licenses") issued by, and have made all declarations and filings with, the appropriate Federal, state, local or foreign regulatory agencies or bodies, including without limitation, the FDA, necessary to conduct the business now operated by the Company except where the failure to possess such Governmental Licenses or to make such declarations and filings would not result in a Material Adverse Effect; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually and in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and (B) the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            19. The Company owns or possesses all U.S. patents and patent applications listed on Schedule A hereto (collectively, the "Intellectual Property"). All such Intellectual Property is in Good Standing, Valid, and Enforceable.

            20. Based on our review of certain third party rights made known to us and written certificates from the Company's registered patent agent and its Director of Intellectual Property, which certificates are listed on Schedule B hereto, we have no knowledge of any valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any existing product as currently manufactured, used, or sold, the technologies currently employed by the Company, or its current method of use in any existing product, each as described in the Prospectus.

            21. The Company patent applications have been properly prepared and filed, and are being diligently pursued by the Company and the inventions described in the Company patent applications are owned by, or are licensed to the Company.

            22. Except as disclosed in the Prospectus, we have no knowledge of any basis for a right or claim by any party or individual in any of the inventions, patents or patent applications listed on Schedule A hereto, except for such right or claim, which if the subject of an unfavorable decision, ruling or finding, would not have a Material Adverse Effect, and to the knowledge of such counsel, the Company's patent applications discloses patentable subject matter.

            23. The Company's Intellectual Property licenses are in full force and effect, no default or threatened default exists under such licenses and, to our knowledge, no basis exists for the same.

            24. We know of no legal or governmental proceedings that are pending or, to our knowledge, that are threatened, relating to any Intellectual Property, except (A) as disclosed in the Prospectus or (B) which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would not have a Material Adverse Effect.

            In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents and the Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

                                    ANNEX II

                Form of Opinion of General Counsel to the Company


            1. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

            2. The statements contained or incorporated by reference in the Prospectus under the headings "_________", "_________", "_________", insofar as such statements purport to summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents and proceedings.

            3. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the sale of the Shares or the Underwriters' Warrant as contemplated by the Underwriting Agreement, except as may be required under the securities and blue sky laws in connection with the purchase and distribution of the Shares by the Underwriter in the manner contemplated by the Underwriting Agreement and the Prospectus.

            4. The sale of the Shares and the Underwriters' Warrant as contemplated by the Underwriting Agreement will not conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to; (i) the charter or by-laws; (ii) the terms of any indenture or other agreement, obligation, condition, covenant or instrument known to me to which the Company is a party or bound or to which its or their property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree known to me to be applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitratory or other authority having jurisdiction over the Company or any of its properties, except, in the case of each of (ii) and (iii) above, for any such conflict, breach, violation or imposition that would have a Material Adverse Effect.

            5. Except as set forth in the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, including, without limitation, the United States Food and Drug Administration (the "FDA"), involving the Company or its properties is pending or, to my knowledge, threatened that (i) could have a material adverse effect on the performance of the Underwriting Agreement or the consummation of any of the transactions contemplated hereby or (ii) could have a Material Adverse Effect.

            6. Except as set forth in the Prospectus, (A) the Company possesses all permits, licenses, provider numbers, certificates, approvals, consents, orders, certifications and other authorizations (collectively, "Governmental Licenses") issued by, and have made all declarations and filings with, the appropriate Federal, state, local or foreign regulatory agencies or bodies, including without limitation, the FDA, necessary to conduct the business now operated by the Company except where the failure to possess such Governmental Licenses or to make such declarations and filings would not result in a Material Adverse Effect; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually and in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and (B) the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            7. There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

            8. The documents incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations, except that in each case, I do not express an opinion as to the financial statement schedules or other financial data included in the Registration Statement or the Prospectus or excluded therefrom and I do not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein.

            9. The Company owns, has rights under, licenses or has other rights to use, on commercially reasonable terms, all intellectual property necessary for the conduct of their businesses as now conducted; and other than as described in the Prospectus, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property, which infringement or conflict, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding would result in a Material Adverse Effect.

            10. The Company owns or possesses all U.S. patents and patent applications listed on Schedule A hereto (collectively, the "Intellectual Property"). All such Intellectual Property is in good standing, valid, and enforceable.

            11. Based on my review of certain third party rights made known to me and written certificates from the Company's registered patent agent and its Director of Intellectual Property, which certificates are listed on Schedule B hereto, I have no knowledge of any valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any existing product as currently manufactured, used, or sold, the technologies currently employed by the Company, or its current method of use in any existing product, each as described in the Prospectus.

            12 The Company's patent applications have been properly prepared and filed, and are being diligently pursued by the Company, and the inventions described in the Company patent applications are owned by the Company.

            13 All of the Company's Intellectual Property licenses are in full force and effect, no default or threatened default exists under such licenses and, to my knowledge, no basis exists for the same.

            14 I know of no legal or governmental proceedings that are pending or, to my knowledge, that are threatened, relating to any Intellectual Property, except (A) as disclosed in the Prospectus or (B) which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could not have a Material Adverse Effect.

            15 Except as disclosed in the Prospectus, I have no knowledge of any basis for a right or claim by any party or individual in any of the inventions, patents or patent applications listed on Schedule A hereto, except for such right or claim, which if the subject of an unfavorable decision, ruling or finding, would not have a Material Adverse Effect, and to my knowledge, each of the Company's patent applications discloses patentable subject matter.

            16. The execution and delivery of the Underwriting Agreement and the consummation of the sale of the Shares and Underwriters' Warrant does not conflict with or result in a breach of any terms or provisions of, or constitute a default under, the Company's certificate of incorporation or by-laws and any agreement or instrument to which the Company is a party or by which the Company may be bound, and will not conflict with or result in a breach or violation of any statute or any order, rule or regulation known to me and applicable to the transactions contemplated by the Underwriting Agreement.

            17. No facts have come to my attention that have led me to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that I express no belief with respect to the financial statements, financial statement schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement.

                                    ANNEX III

                      Form of Opinion of Regulatory Counsel

            1. The Company has obtained such licenses, permits, approvals, and authorizations required by the United States Food and Drug Administration ("FDA") that are necessary for the conduct of the business of the Company as it is currently conducted and described in the Prospectus and to our knowledge such authorizations are in effect.

            2. To our knowledge except as disclosed in the Prospectus, we are not aware of any lawsuit or regulatory proceeding, pending or threatened, brought by or before the FDA, in which the Company is or would be the defendant or respondent, nor are we aware of any adverse judgment, decree, or order currently in effect that has been issued by the FDA against the Company.

            3. No facts have come to our attention that have led us to believe that the Regulatory Disclosure in the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Regulatory Disclosure in the Prospectus, as of the date of the Prospectus and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    ANNEX IV

                 Form of Certificate of Registered Patent Agent

            1. To my knowledge, the Company owns or possesses all Intellectual Property currently employed by it in connection with the business now operated by it except where the failure to own or possess or otherwise be able to acquire such Intellectual Property could not, individually or in the aggregate, have a Material Adverse Effect.

            2. Based upon a review of the third party rights made known to me and discussions with scientific personnel of the Company, I am not aware of any valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any existing or presently proposed product, the technologies employed by the Company or the method of its use in any existing or presently proposed product, each as described in the Prospectus and as such are related to the foregoing technology and products.

            3. I have reviewed the Company's patent applications which are identified in the Patent Schedule included with this letter, and in my opinion the Company's patent applications have been properly prepared and filed, and are being diligently pursued by the Company, and the inventions described in the Company's patent applications are owned by, have been assigned to or are licensed to the Company.

            4. To my knowledge except as disclosed in the Prospectus, no party or individual has any right or claim in any of the inventions, patents or patent applications listed in the Patent Schedule and to my knowledge each of the Company's patent applications discloses patentable subject matter.

            5. To our knowledge, the Company is not infringing or otherwise violating any Intellectual Property of others, unless otherwise disclosed in the Prospectus. To my knowledge, except as disclosed in the Prospectus, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property.

            6. All of the Company's Intellectual Property licenses are in full force and effect, no default or threatened default exists under such licenses and, to my knowledge, no basis exists for the same.

            7. I know of no legal or governmental proceedings that are pending or, to my knowledge, that are threatened, relating to any Intellectual Property, except (A) as disclosed in the Prospectus or (B) which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could not have a Material Adverse Effect.

            8. No facts have come to my attention that have led me to believe that the Intellectual Property Disclosure in the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Intellectual Property Disclosure in the Prospectus, as of the date of the Prospectus and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                     ANNEX V

                            Form of Lock-Up Agreement

                                     [Date]

Ladenburg Thalmann & Co. Inc.
A Representative of the Several Underwriters
590 Madison Avenue
New York, New York 10022

And

Stanford Group Company
A Representative of the Several Underwriters
201 South Biscayne Boulevard
12th Floor
Miami, Florida 33131


                Electro-Optical Sciences, Inc. Lock-Up Agreement

Ladies and Gentlemen:

      This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Electro-Optical Sciences, Inc., a Delaware corporation (the "Company"), of its common stock, $.001 par value (the "Stock").

      In order to induce you and the other underwriters for which you act as representatives (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Ladenburg Thalmann & Co. Inc. ("Ladenburg"), during the period from the date hereof until two hundred seventy (270) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

      The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Ladenburg, during the Lock-up Period the undersigned
(x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                              Very truly yours,

                              By:  _____________________________

                              Print Name: _______________________

                                    ANNEX VI

                     FORM OF UNDERWRITERS' WARRANT AGREEMENT

            WARRANT AGREEMENT dated as of , 2005 between Electro-Optical Sciences, Inc., a Delaware corporation (the "Company"), and the Underwriters listed on Appendix 1 (hereinafter referred to as the "Underwriters").

                                   WITNESSETH:

            WHEREAS, the Company proposes to issue to the Underwriters warrants (the "Warrants") to purchase up to an aggregate of __________ (as such number may be adjusted from time to time pursuant to Article 7 of this Warrant Agreement) shares (the "Shares") of common stock, $.001 par value per share (the "Common Stock"), of the Company; and

            WHEREAS, the Underwriters have agreed, pursuant to the underwriting agreement (the "Underwriting Agreement") dated , 2005 between the Underwriters and the Company, to act as Underwriters in connection with the Company's proposed public offering (the "Public Offering") of ________ shares of Common Stock (the "Public Shares") at an initial public offering price of $[ ] per Public Share; and

            WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to the Underwriters or to their designees who are officers or partners of the respective Underwriter (collectively, the "Designees"), in consideration for, and as part of the Underwriter's compensation in connection with, the Underwriters acting as Underwriters pursuant to the Underwriting Agreement;

            NOW, THEREFORE, in consideration of the premises, the payment by the Underwriters to the Company of the aggregate amount of ________ dollars ($___.00), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Grant. The Underwriters and/or the Designees are hereby granted the right to purchase, up to an aggregate of _________ fully-paid and non-assessable Shares at an initial exercise price, as more particularly described on Appendix 1 (subject to adjustment as provided in Article 6 hereof)
of $[ ] per Share at any time from            , 2006 until 5:00 P.M., New York
City time, on            , 2010 (the "Underlying Share Warrant Term"). Except as
provided in Article 12 hereof, the Shares are in all respects identical to the Public Shares being sold to the public pursuant to the terms and provisions of the Underwriting Agreement.

            2. Exercise of Warrant.

                  2.1. Cash Exercise. The Warrants initially are exercisable at a price of $[_____] per Share purchased, payable in cash or by check to the order of the

            Company, or any combination thereof, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate(s) with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares, at the Company's principal office in New York (currently located at 3 West Main Street, Suite 201, Irvington, New York 10533), the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by the Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part. In the case of the purchase of less than all of the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares.

                  2.2. Cashless Exercise. At any time during the Warrant
            Exercise Term, the Holder may, at the Holder's option, exchange, in whole or in part, the Warrants represented by such Holder's Warrant Certificate which are exercisable for the purchase of Shares, into the number of Shares determined in accordance with this Section 2.2 (a "Warrant Exchange"), by surrendering such Warrant Certificate at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrants to be so exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate of like tenor representing the Warrants which were subject to the surrendered Warrant Certificate and not included in the Warrant Exchange, shall be issued as of the Exchange Date and delivered to the Holder within three (3) days following the Exchange Date. In connection with any Warrant Exchange, the Holder shall be entitled to subscribe for and acquire (i) the number of Shares (rounded to the next highest integer) which would, but for such Warrant Exchange, then be issuable pursuant to the provisions of Section 2.1 above upon the exercise of the Warrants specified by the Holder in its Notice of Exchange (the "Total Share Number") less (ii) the number of Shares equal to the quotient obtained by dividing (a) the product of the Total Share Number and the existing Exercise Price per Share (as hereinafter defined) by (b) the Market Price (as hereinafter defined) of a Public Share on the day preceding the Warrant Exchange. "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sales takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the NASDAQ National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, the closing bid price as furnished by (i) the

            National Association of Securities Dealers, Inc. through NASDAQ or
            (ii) the OTC Bulletin Board or successor trading market.

      3. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Shares purchased shall be made no later than three (3) business days thereafter without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 4 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      The certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chief Executive Officer or President of the Company under its corporate seal (if any) reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

      Upon exercise, in part or in whole, of the Warrants, certificates representing the Shares purchased, (the "Warrant Securities"), shall bear a legend substantially similar to the following:

            "The securities represented by this certificate and the other securities issuable upon exercise thereof have not been registered for purposes of public distribution under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except
            (i) pursuant to an effective registration statement under the Act,
            (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

      4. Restriction on Transfer of Warrants. The Holder of a Warrant Certificate, by the Holder's acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof, and that the Warrants may not be sold during the Public Offering, or sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of the Warrants for
a period of one (1) year from          , 2005, except to the Underwriters or the
Designees, provided that any portion of the warrant so transferred shall remain subject to the above restriction for the remainder of the restriction period.

      5.    Price.

            5.1. Initial and Adjusted Exercise Price. The initial exercise price of each Warrant shall be $[ ] per Share. The adjusted exercise price per Share shall be the prices which shall result from time to time from any and all adjustments of the initial exercise price per Share in accordance with the provisions of Article 7 hereof.

            5.2. Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

      6.    Registration Rights.

            6.1. Registration Under the Securities Act of 1933. None of the Warrants or the Shares have been registered for purposes of public distribution under the Securities Act of 1933, as amended (the "Act").

            6.2. Registrable Securities. As used herein the term "Registrable Security" means each of the Warrants, the Shares, and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Act and disposed of pursuant thereto, (ii) registration under the Act is no longer required for subsequent public distribution of such security under Rule 144(k) promulgated under the Act or otherwise, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

            6.3. Piggyback Registration. If, within seven (7) years following the effective date of the Public Offering, the Company proposes to prepare and file one or more post-effective amendments to the registration statement filed in connection with the Public Offering or any new registration statement or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form) (for purposes of this Article 6, collectively, the "Registration Statement"), it will give written notice of its intention to do so by certified mail, return receipt requested ("Notice"), at least thirty (30) business days prior to the filing of each such Registration Statement, to all Holders of the Registrable Securities. Upon the written request of such a Holder (a "Requesting Holder"), made within twenty (20) business days after receipt by the Holder of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders (except as provided in Section 6.5(b) hereof).

            Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.3 (irrespective of whether any written request for inclusion of Registrable Securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

            6.4. Demand Registration.

                  (a) At any time within five (5) years following the effective date of the Public Offering, any "Majority Holder" (as such term is defined in Section 6.4(c) below) of the Registrable Securities shall have the right (which right is in addition to the piggyback registration rights provided for under Section 6.3 hereof), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Securities and Exchange Commission (the "Commission") on one occasion, at the sole expense of the Company (except as provided in Section 6.5(b) hereof), a Registration Statement and such other documents, including a prospectus, as may be necessary (in the opinion of both counsel for the Company and counsel for such Majority Holder) in order to comply with the provisions of the Act, so as to permit a public offering and sale of the Registrable Securities by the Holders thereof. The Company shall use its best efforts to cause the Registration Statement to become effective under the Act, so as to permit a public offering and sale of the Registrable Securities by the Holders thereof. Once effective, the Company will use its best efforts to maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold or (ii) the date the Holders thereof receive an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Act, under Rule 144(k) promulgated under the Act or otherwise.

                  (b) The Company covenants and agrees to give written notice of any Demand Registration Request to all Holders of the Registrable Securities within ten (10) business days from the date of the Company's receipt of any such Demand Registration Request. After receiving notice from the Company as provided in this Section 6.4(b), holders of Registrable Securities may request the Company to include their Registrable Securities in the Registration Statement to be filed pursuant to Section 6.4(a) hereof by notifying the Company of their decision to have such securities included within ten (10) days of their receipt of the Company's notice.

                  (c) The term "Majority Holder" as used in Section 6.4 hereof shall mean any Holder or any combination of Holders of Registrable Securities, if included in such Holders' Registrable Securities, that hold an aggregate number of shares of Common Stock (including Shares already issued, Shares issuable pursuant to the exercise of outstanding Warrants) as would constitute a majority of the aggregate number of shares of Common Stock outstanding (including Shares already issued and Shares issuable pursuant to the exercise of outstanding Warrants) that are Registrable Securities.

            6.5. Covenants of the Company With Respect to Registration. The Company covenants and agrees as follows:

                  (a) In connection with any registration under Section 6.4
            hereof, the Company shall file the Registration Statement as expeditiously as possible, but in any event no later than twenty
            (20) days following receipt of any demand therefor, shall use its best efforts to have any such Registration Statement declared effective at the earliest possible time, and shall furnish each Holder of Registrable Securities such number of prospectuses as shall reasonably be requested.

                  (b) The Company shall pay all costs, fees and expenses (other than underwriting fees, discounts and nonaccountable expense allowance applicable to the Registrable Securities and fees and expenses of counsel retained by the Holders of Registrable Securities) in connection with all Registration Statements filed pursuant to Sections 6.3 and 6.4(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses.

                  (c) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in the Registration Statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the Holders of such securities.

                  (d) The Company shall indemnify any Holder of the Registrable
            Securities to be sold pursuant to any Registration Statement and any underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such Holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriters as set forth in Section 7 of the Underwriting Agreement and to provide for just and equitable contribution as set forth in Section 8 of the Underwriting Agreement.

                  (e) Any Holder of Registrable Securities to be sold pursuant to a registration statement, and such Holder's successors and assigns, shall severally, and not jointly, indemnify, the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holder, or such Holder's successors or assigns, for specific inclusion in such Registration Statement to the same extent and with the same effect as the provisions pursuant to which the Underwriters have agreed to indemnify the Company as set forth in Section 7 of the Underwriting Agreement and to provide for just and equitable contribution as set forth in Section 8 of the Underwriting Agreement.

                  (f) Nothing contained in this Agreement shall be construed as requiring any Holder to exercise the Warrants held by such Holder prior to the initial filing of any registration statement or the effectiveness thereof.

                  (g) The Company shall not permit the inclusion of any
            securities other than the Registrable Securities to be included in any Registration Statement filed pursuant to Section 6.4 hereof, without the prior written consent of the Majority Holders, which consent shall not be unreasonably withheld.

                  (h) The Company shall promptly deliver copies of all
            correspondence between the Commission and the Company, its counsel or its auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement to each Holder of Registrable Securities included for registration in such Registration Statement pursuant to Section 6.3 hereof or
            Section 6.4
            hereof requesting such correspondence and memoranda and to the managing underwriter, if any, of the offering in connection with which such Holder's Registrable Securities are being registered and shall permit each Holder of Registrable Securities and such underwriter to do such reasonable investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder of Registrable Securities or underwriter shall reasonably request.

      7. Adjustments of Exercise Price and Number of Securities. The following adjustments apply to the Exercise Price of the Warrants with respect to the Shares and the number of Shares purchasable upon exercise of the Warrants.

            7.1. Computation of Adjusted Price. In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                  (a) an amount equal to the total number of shares of Common
            Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by

                  (b) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

            For the purposes of any computation to be made in accordance with the provisions of this Section 7.1, the Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

            7.2. Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

            7.3. Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

            7.4. Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or substantially all of the assets of the Company, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the Shares immediately prior to any such events, at a price equal to the product of
      (x) the number of shares of Common Stock issuable upon exercise of the Holders' Warrants and (y) the exercise prices for the Warrants in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

            7.5. Determination of Outstanding Common Shares. The number of Common Shares at any one time outstanding shall include the aggregate number of shares issued and the aggregate number of shares issuable upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

            7.6. Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then the Holder of Warrants who exercises its Warrants after the record date for the determination of those Holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith) which would have been payable to such Holder had he been the Holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.6.

      8. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

      9. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Shares.

      10. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on the NASDAQ National Market, or any successor trading market on which the Common Stock may be listed and/or quoted.

      11. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                   (a) the Company shall take a record of the holders of its
            shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  (b) the Company shall offer to all the holders of its Common
            Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                  (c) a dissolution, liquidation or winding up of the Company
            (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

                  (d) reclassification or change of the outstanding shares of
            Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or a sale or conveyance to another corporation of the property of the Company as an entirety is proposed; or

                  (e) the Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company;

then, in any one or more of said events, the Company shall give written notice to the Holder or Holders of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

      12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                  (a) if to a registered Holder of the Warrants, to the
            address of such Holder as shown on the books of the Company; or

                  (b) if to the Company, to the address set forth in Section 2.1 of this Agreement or to such other address as the Company may designate by notice to the Holders.

      13. Supplements and Amendments. The Company and the Representative (as defined in the Underwriting Agreement) may from time to time supplement or amend this Agreement without the approval of any Holders of the Warrants and/or Warrant Securities in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Representative may deem necessary or desirable and which the Company and the Representative deem not to adversely affect the interests of the Holders of Warrant Certificates.

      14. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

      15. Termination. This Agreement shall terminate at the close of business on August , 2010. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all Warrant Securities have been resold to the public; provided, however, that the provisions of Section 6 shall survive any termination pursuant to this Section 15.

      16. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State, other than its conflicts of laws provisions.

      17. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Underwriter and any other registered Holder or Holders of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Underwriter and any other Holder or Holders of the Warrant Certificates or Warrant Securities.

      18. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    ELECTRO-OPTICAL SCIENCES, INC.


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:

                                    LADENBURG THALMANN & CO. INC.


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:


                                    AND

                                    STANFORD GROUP COMPANY


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:

                                    Acting on behalf of itself and as the
                                    Representatives of the several Underwriters

                                   APPENDIX 1

                              UNDERWRITERS' SHARES




Ladenburg Thalmann & Co. Inc.

Stanford Group Company

                        Total :

                                    EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.
EXERCISABLE ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME,           , 2010

No. W-                                                ______________ Warrants

                               WARRANT CERTIFICATE

      This Warrant Certificate certifies that              or his, her or its
registered assigns, is the registered holder of                   Warrants to
purchase, at any time from              , 2006 until 5:00 P.M. New York City
time on            , 2010 ("Expiration Date"), up to                  fully-paid
and non-assessable shares (the "Shares") of the common stock, $.001 par value per share (the "Common Stock"), of Electro-Optical Sciences, Inc., a New York corporation (the "Company"), at an initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $ per Share, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant
agreement dated as of                 , 2005 between the Company and Ladenburg
Thalmann & Co. Inc. and Stanford Group Company (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash or by check payable to the order of the Company, or any combination thereof.

      No Warrant may be exercised after 5:00 P.M., New York City time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

      The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" means the registered holders or registered holder) of the Warrants.

      The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

      Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

      Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

      The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

Dated:        , 2005                ELECTRO-OPTICAL SCIENCES, INC.



                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:

                         [FORM OF ELECTION TO PURCHASE]

      The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to purchase                  Shares of
Common Stock and herewith tenders in payment for such securities, cash or check
payable to the order of Electro-Optical Sciences, Inc. in the amount of $      ,
all in accordance with the terms hereof. The undersigned requests that a
certificate for such securities be registered in the name of                   ,
whose address is                      , and that such Certificate be delivered
to              , whose address is                  .


Dated:                                    Signature:
                                                    ----------------------------

  (Signature must conform in all respects to the name of holder as specified on the face of the Warrant Certificate or with the name of the assignee appearing in the assignment form, if any.)


--------------------------------------------------------------------------------
         (Insert Social Security or Tax Identification Number of Holder)

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)

      FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto _______________________________________________ (Please print name, address and social security or tax identification number of assignee) this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint , Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                    Signature:
                                                    ---------------------------


  (Signature must conform in all respects to the name of holder as specified on the face of the Warrant Certificate or with the name of the assignee appearing in the assignment form, if any.)

--------------------------------------------------------------------------------
         (Insert Social Security or Tax Identification Number of Holder)

                            [CASHLESS EXERCISE FORM]

        (To be executed upon exercise of Warrant pursuant to Section 2.2)

To: ELECTRO-OPTICAL SCIENCES, INC.

      The undersigned hereby irrevocably elects a cashless exercise of the right to purchase represented by the attached Warrant Certificate for, and to purchase thereunder, Shares, as provided for in Section 2.2 therein.

      Please issue a certificate or certificates for such Shares in the name of:

Name:
      ------------------------------------------------------
               (Please print name)
Address:
        ----------------------------------------------------

and deliver such certificate or certificates to (if different from above):

Name:
      ------------------------------------------------------
               (Please print name)
Address:
        ----------------------------------------------------



Dated:                              Signature:
                                              ---------------------------------


--------------------------------------------------------------------------------
         (Insert Social Security or Tax Identification Number of Holder)

      NOTE: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form, if any.

      And if said number of shares shall not be all the shares purchasable under the attached Warrant Certificate, a new Warrant Certificate is to be issued in the name of the undersigned for the remaining balance of the shares purchasable thereunder.